Structured Loan	12 Months Ended
Dec. 31, 2010
Structured Loan [Abstract]
Structured Loan

(10)	Structured Loan

In January 2009, Yingli China entered into a credit agreement with a fund managed by Asia Debt Management Hong Kong Limited (“ADM Capital”) for a three-year loan facility of up to US$80,000 with an interest rate of 12% per annum. In connection with the loan, the Company granted detachable warrants to ADM Capital (“ADM warrants”), exercisable with respect to approximately one-fifth of the warrants every six months starting from the drawdown date of the loan to the third anniversary of the drawdown date of the loan. Each warrant grants the right to acquire one ordinary share at an initial strike price based on the 20-trading day volume weighted average closing price per ADS on the New York Stock Exchange for the period prior to the issuance of the warrant, subject to customary anti-dilution and similar adjustments. In addition, the strike price of the warrants was subject to adjustment based on the volume weighted average closing price per ADS on the New York Stock Exchange for the 20-trading day period commencing on the first business day following the announcement of the 2008 audited annual results if certain conditions as defined in the indenture agreement are met. The Company announced its 2008 audited annual results on June 15, 2009, which did not result in any adjustment to the strike price. The number of warrants to be granted will be determined based on the final size of the loan on the drawdown date but in no event will exceed 6,600,000. The warrant holder has a call option which requires the Company at its discretion to settle the warrants in cash, shares or a mix of cash and shares. The total settlement amount for any option equals the notional amount exercised (i.e. the number of shares issuable under exercised warrants) for such option multiplied by the greater of (i) zero and (ii) the difference between the exercise price relating to such warrant minus the strike price. Further, the warranty holder has a put option, which requires the Company to purchase all unexercised warrants on the termination date at a price of US$7.00 per warrant. In addition, Yingli Power Holding Company limited (“Yingli Power”), an investment holding company, which held approximately 43% of the equity interest in Yingli Green Energy as of January 2009 and is controlled by Mr. Liansheng Miao, the Company’s chairman and CEO, pledged certain ADS of the Company as the collateral for the loan and warrants. The pledged shares will be released upon the Company’s repayment of the loan and the warrant holder’s exercise or termination of the warrants.

On April 7, 2009, the Company drew down US$50,000 (RMB 341,795) of the loan facility and granted 4,125,000 warrants under the warrant agreement at an initial strike price of US$5.64. Management determined that the warrants should be accounted for as a liability initially at fair value and measured subsequently at fair value with changes in fair value recognized in earnings. US$35,021 (RMB 239,307) representing the fair value of the warrants as of April 7, 2009 was bifurcated from the proceeds and recognized as a debt discount. The debt discount is amortized as interest expense using the effective interest rate method over the three-year period the loan is expected to be outstanding. The fair value of the warrants increased to US$55,811 (RMB 381,297) as of June 30, 2009, which took into account the adjustment to the initial strike price and other modifications as described below, and the change of US$20,790 (RMB 141,990) in the fair value of the warrants was recognized as a loss from revaluation of embedded derivative in the statements of operations directly.

On June 29, 2009, the Company repaid the loan in full and paid an early repayment penalty of US$1,000. Upon the repayment, the early repayment penalty, unamortized debt discount and unamortized issuance cost totaling US$35,817 million (RMB 244,744) were charged to the statements of operations as loss on debt extinguishment.

On June 30, 2009, the Company and ADM Capital revised the warrant agreement and modified the terms as follows:

•	The initial strike price decreased from US$5.64 per share to US$5.06 per share;

•	Upon the exercise of the put option by the warrant holders, the Company may, at its sole discretion, elect to settle the put price in (i) cash, (ii) shares or (iii) a combination of cash and shares; and

•	Established a limit on the number of ordinary shares the Company is obligated to issue upon the exercise of the put option by the warrant holder.

This modification allows the Company, at its discretion, to settle the obligation under the put option by issuing equity shares instead of transferring assets (i.e. cash). Management believes that it is more predominant that the warrant holder will exercise its call option under which the Company, at its discretion, could pay cash or issue a variable (but determinable) number of shares to settle the warrants. As a result, the warrants (without the written put option feature) would have been considered indexed to the Company’s own stock and would be classified in shareholders’ equity. The Company reclassified the entire liability balance of US$55,811 to shareholders’ equity accordingly.

In 2010, 1,650,000 warrants were exercised and 1,010,211 ordinary shares were issued by the Company.